UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2014

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	1-34474	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive Suite 1000 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
(312) 696-3101
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
The text set forth in Item 5.02 below regarding the Termination of Employment and Severance Protection Agreements (as defined below) is incorporated by reference into this Item 1.02.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 23, 2014, Century Aluminum Company's (the "Company") Compensation Committee of the Board of Directors (the “Committee”) approved the Company’s termination of the Executive Severance Plan in effect since 2009 (the “Previous Severance Plan”) and adoption of an Amended and Restated Executive Severance Plan (the “A&R Executive Severance Plan”). Participants in the A&R Executive Severance Plan are designated by the Committee.
In connection with the Amended and Restated Executive Severance Plan, the Committee also approved the Company’s adoption of an Amended and Restated Stock Incentive Plan (the “A&R Stock Plan”), an Amended and Restated Long-Term Incentive Plan (the “A&R LTIP”), revised form of award agreements under the A&R Stock Plan and the A&R LTIP and Amendment No. 2 to the Company’s Supplemental Retirement Income Benefit Plan (“SERP Amendment No. 2”). The Company adopted the A&R Stock Plan, the A&R LTIP, revised forms of award agreements under such plans and SERP Amendment No. 2 in order to conform such plans and agreements with the concepts reflected in the A&R Executive Severance Plan described herein.
Amended and Restated Executive Severance Plan
The material differences between the A&R Executive Severance Plan and the Previous Severance Plan are the removal of excise tax gross-ups, the provision of tiered severance benefits based on the circumstances of the termination of employment and revisions to the definitions of “change in control” and “good reason.”
Under the terms of the A&R Executive Severance Plan, upon a termination of employment outside of a Change in Control Protection Period or an Acquisition Protection Period (each as defined below) either (1) by the Company other than “for cause” or (2) by the executive for “good reason,” the executive is entitled to receive termination payments equal to: (i) 18 months, for a Tier 1 participant, 12 months, for a Tier 2 participant, or 6 months, for a Tier 3 participant, of the executive’s base salary as of the date of termination; and (ii) a pro-rata portion of the executive’s annual incentive bonus for the year of termination, as determined in good faith by the Company’s Board of Directors or Compensation Committee. The A&R Executive Severance Plan does not provide for accelerated vesting of outstanding equity unless termination occurs during an Acquisition Protection Period or a Change in Control Protection Period.
Upon termination of employment during an Acquisition Protection Period (defined generally as the 6 months preceding and the 24 month period following the date of any acquisition by the Company of securities representing 50% or more of the combined voting power or all of the assets or employees of another entity) either (1) by the Company other than “for cause” or (2) by the executive for “good reason” and the executive’s title or responsibilities are assumed by an employee of the acquired company, the executive is entitled to receive termination payments equal to (i) and (ii) above (except that the pro-rata portion of the executive’s annual incentive bonus is calculated using the target bonus) plus 1.5 times, for a Tier 1 participant, 1 times, for a Tier 2 participant, or 0.5 times, for a Tier 3 participant, of the executive’s target bonus for the year of termination. Upon termination of employment during an Acquisition Protection Period, the executive shall also be entitled to receive a pro-rata portion of outstanding incentive awards at target.
Upon termination of employment during a Change in Control Protection Period (defined generally as the 6 months preceding and the 24 month period following the date of any “change in control” of the Company) either (1) by the Company other than “for cause” or (2) by the executive for “good reason,” the executive is entitled to receive termination payments equal to: (i) in the case of termination on or prior to December 31, 2015, 2.5 times, for a Tier 1 participant, 2 times, for a Tier 2 participant, or 1.5 times, for a Tier 3 participant, or, in the case of termination after December 31, 2015, 2 times, for a Tier 1 participant, 1.5 times, for a Tier 2 participant, or 1 times, for a Tier 3 participant, the sum of the executive’s base salary plus his or her target bonus for the year in which termination occurs and (ii) a pro-rata portion of the executive’s target annual incentive bonus for the year of termination. Upon termination of employment during a Change in Control Protection Period, the executive shall also be entitled to receive all outstanding incentive awards at target.
Following adoption of the A&R Executive Severance Plan, the Company and Michael Bless, the Company's President and Chief Executive Officer, terminated Mr. Bless' employment agreement and severance protection arrangement pursuant to the terms of that certain Termination of Employment and Severance Protection Agreements, dated as of June 27, 2014 (the "Termination of Employment and Severance Protection Agreements") in consideration for Mr. Bless being named a Tier 1 participant in the A&R Executive Severance Plan. All of Mr. Bless' severance and change in control benefits will now be provided pursuant to the A&R Executive Severance Plan and other plan documents.
All of the Company’s named executive officers have been approved by the Committee as participants in the A&R Executive Severance Plan, conditioned upon termination of any bilateral compensatory or severance agreements with such officer.
A&R Stock Plan, A&R LTIP, Form of Award Agreements and SERP Amendment No. 2
In connection with the adoption of the A&R Executive Severance Plan, the Company adopted the A&R Stock Plan, the A&R LTIP, revised forms of award agreements under such plans and SERP Amendment No. 2. These amendments were adopted primarily to conform these agreements to the change in control definitions and vesting terms reflected in the A&R Executive Severance Plan described above.
The form of award agreements were also amended to provide consistent terms with respect to vesting of equity awards on termination due to death, disability or retirement after age 62. In the event of termination due to death, disability or retirement after age 62, performance units and time-vested performance share units vest pro-rata based on the number of days of the plan period which have passed prior to termination due to retirement, death or disability, or in such greater amount as shall be determined by the Committee in its discretion. Performance units are paid out after determination by the Committee of the achievement of the applicable performance measures. Unless otherwise provided in an agreement between the Company and the executive, in the event of termination of employment for any other reason, all outstanding options and unvested performance units and time-vested performance shares are forfeited. The terms and conditions set forth in the revised form of award agreements apply to all awards made with respect to the January 1,2014 to December 31, 2016 performance period.
The foregoing descriptions of the A&R Executive Severance Plan, the Termination of Employment and Severance Protection Agreements, the A&R Long-Term Incentive Plan, the revised form of award agreements and SERP Amendment No. 2 are summary in nature, and subject to, and qualified in its entirety by, the full text of such documents, copies of which are attached hereto as Exhibits 10.1-10.7 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit Number	Description
10.1	Century Aluminum Company Amended and Restated Executive Severance Plan, adopted June 23, 2014
10.2	Termination of Employment and Severance Protection Agreements, dated June 27, 2014, by and between Century Aluminum Company and Michael Bless
10.3	Century Aluminum Company Amended and Restated Stock Incentive Plan, adopted June 23, 2014
10.4	Century Aluminum Company Amended and Restated Long-Term Incentive Plan, adopted June 23, 2014
10.5	Amendment No. 2 to the Century Aluminum Company Amended and Restated Supplemental Retirement Income Benefit Plan, adopted June 23, 2014
10.6
Form of Performance Unit Award Agreement under the Amended and Restated Stock Incentive Plan and the Amended and Restated Long-Term Incentive Plan for the January 1, 2014 to December 31, 2016 performance period

10.7
Form of Time-Vesting Performance Share Unit Award Agreement under the Amended and Restated Stock Incentive Plan and the Amended and Restated Long-Term Incentive Plan for the January 1, 2014 to December 31, 2016 performance period

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	June 27, 2014	By:	/s/ Jesse E. Gary
Name: Jesse E. Gary Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
10.1	Century Aluminum Company Amended and Restated Executive Severance Plan, adopted June 23, 2014
10.2	Termination of Employment and Severance Protection Agreements, dated June 27, 2014, by and between Century Aluminum Company and Michael Bless
10.3	Century Aluminum Company Amended and Restated Stock Incentive Plan, adopted June 23, 2014
10.4	Century Aluminum Company Amended and Restated Long-Term Incentive Plan, adopted June 23, 2014
10.5	Amendment No. 2 to the Century Aluminum Company Amended and Restated Supplemental Retirement Income Benefit Plan, adopted June 23, 2014
10.6
Form of Performance Unit Award Agreement under the Amended and Restated Stock Incentive Plan and the Amended and Restated Long-Term Incentive Plan for the January 1, 2014 to December 31, 2016 performance period

10.7
Form of Time-Vesting Performance Share Unit Award Agreement under the Amended and Restated Stock Incentive Plan and the Amended and Restated Long-Term Incentive Plan for the January 1, 2014 to December 31, 2016 performance period